                                                                   Exhibit 4(kk)

                              CERTIFICATE OF TRUST
                                       OF
                             WELLS FARGO CAPITAL VI


     THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL VI (the "Trust") is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Laurel A. Holschuh and Barbara S. Brett, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

     1. NAME. The name of the business trust formed hereby is Wells Fargo Capital VI.

     2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

     3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                       WILMINGTON TRUST COMPANY, as Trustee


                                       By: /s/ Anita Dallago
                                           -------------------------------------
                                           Name: Anita Dallago
                                                 -------------------------------
                                           Title: Financial Services Officer
                                                  ------------------------------


                                       /s/ Laurel A. Holschuh
                                       -----------------------------------------
                                       Laurel A. Holschuh, as Trustee


                                       /s/ Barbara S. Brett
                                       -----------------------------------------
                                       Barbara S. Brett, as Trustee

                              CERTIFICATE OF TRUST
                                       OF
                             WELLS FARGO CAPITAL VII


     THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL VII (the "Trust") is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Laurel A. Holschuh and Barbara S. Brett, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

     1. NAME. The name of the business trust formed hereby is Wells Fargo Capital VII.

     2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

     3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                       WILMINGTON TRUST COMPANY, as Trustee


                                       By: /s/ Anita Dallago
                                           -------------------------------------
                                           Name: Anita Dallago
                                                 -------------------------------
                                           Title: Financial Services Officer
                                                  ------------------------------


                                       /s/ Laurel A. Holschuh
                                       -----------------------------------------
                                       Laurel A. Holschuh, as Trustee


                                       /s/ Barbara S. Brett
                                       -----------------------------------------
                                       Barbara S. Brett, as Trustee

                              CERTIFICATE OF TRUST
                                       OF
                            WELLS FARGO CAPITAL VIII


     THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL VIII (the "Trust") is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Laurel A. Holschuh and Barbara S. Brett, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

     1. NAME. The name of the business trust formed hereby is Wells Fargo Capital VIII.

     2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

     3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                       WILMINGTON TRUST COMPANY, as Trustee


                                       By: /s/ Anita Dallago
                                           -------------------------------------
                                           Name: Anita Dallago
                                                 -------------------------------
                                           Title: Financial Services Officer
                                                  ------------------------------


                                       /s/ Laurel A. Holschuh
                                       -----------------------------------------
                                       Laurel A. Holschuh, as Trustee


                                       /s/ Barbara S. Brett
                                       -----------------------------------------
                                       Barbara S. Brett, as Trustee

                              CERTIFICATE OF TRUST
                                       OF
                             WELLS FARGO CAPITAL IX


     THIS CERTIFICATE OF TRUST OF WELLS FARGO CAPITAL IX (the "Trust") is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Laurel A. Holschuh and Barbara S. Brett, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

     1. NAME. The name of the business trust formed hereby is Wells Fargo Capital IX.

     2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

     3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                       WILMINGTON TRUST COMPANY, as Trustee


                                       By: /s/ Anita Dallago
                                           -------------------------------------
                                           Name: Anita Dallago
                                                 -------------------------------
                                           Title: Financial Services Officer
                                                  ------------------------------


                                       /s/ Laurel A. Holschuh
                                       -----------------------------------------
                                       Laurel A. Holschuh, as Trustee


                                       /s/ Barbara S. Brett
                                       -----------------------------------------
                                       Barbara S. Brett, as Trustee